                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 21, 2005 (December 21, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

Rhode Island                            333-33182                           05-0509802

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(State or other jurisdiction            (Commission                        (IRS Employer
of incorporation)                       File Number)                        Identification Number)
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              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-02(b))

Item 7.01.          Regulation FD Disclosure

On December 21, 2005,  Bancorp  Rhode  Island,  Inc.  (the  "Company")  hosted a conference call at which President and CEO, Merrill W. Sherman provided guidance on its 2005 earnings and  discussed the Company's  prospects for 2006. A copy of the Ms.  Sherman's  prepared  remarks is attached  hereto as Exhibit 99.1 and is incorporated  herein by  reference.  A playback of the call is  available  until
11:59 p.m. on Friday,  December 23,  2005.  The replay  dial-in  number is (877)
519-4471.  When prompted,  enter the conference ID number 6844713.  A Webcast of the call is also available on the Company's website, www.bankri.com.

During the call, Ms. Sherman  incorrectly stated that the Company's estimate for
2005 earnings per share (EPS) was  approximately  $2.11 to $2.14 per share.  The
2005 EPS estimate should have been  approximately  $2.00 to $2.04 per share. The higher number is an estimated undiluted EPS for 2005.

This  information  shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits

(c)             Exhibit

Exhibit No.     Exhibit

99.1            CEO Merrill W Sherman's prepared remarks for December 21, 2005 conference call.

         EXHIBIT INDEX

Exhibit No.       Exhibit
99.1              CEO Merrill W Sherman's prepared remarks for December 21, 2005 conference call.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANCORP RHODE ISLAND, INC.

                                    By:        /s/ Linda H. Simmons
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                                                   Linda H. Simmons
                                                   Chief Financial Officer

Date:  December 21, 2005